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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): May 18, 2000 (April 25,
2000)
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                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

       Maryland                      1-10360                   52-1622022
(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)

                                ---------------

                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                (301) 816-2300
             (Registrant's telephone number, including area code)
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Item 5.  Other Events

      Attached as exhibits to this Current Report on Form 8-K are (1) a Debtors' Third Amended Joint Plan of Reorganization filed by the Company and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. with the United States Bankruptcy Court, District of Maryland, Greenbelt Division (the "Bankruptcy Court") on April 25, 2000; (2) a Debtors' Second Amended Joint Disclosure Statement [Proposed] filed by the Company and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. with the Bankruptcy Court on April 25, 2000; and (3) a press release issued by the Company on April 26, 2000 announcing (i) a request by the Bankruptcy Judge for the filing of additional legal briefs by May 9, 2000 on issues raised during the April 25, 2000 hearing on the approval of a disclosure statement; and (ii) the filing of the Debtors' Third Amended Joint Plan of Reorganization and the Debtor's Second Amended Joint Disclosure Statement [Proposed]. Each of the above referenced documents is hereby incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      The following exhibits are filed as a part of this Current Report on Form 8-K:

      (c)   Exhibit

            2 Debtors' Third Amended Joint Plan of Reorganization filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on April 25, 2000.

            99.1 Debtor's Second Amended Joint Disclosure Statement [Proposed] filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on April 25, 2000.

            99.2  Press Release issued by CRIIMI MAE Inc. on April 26, 2000.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CRIIMI MAE Inc.


Dated:  May 18, 2000                     ________________________
                                            William B. Dockser
                                            Chairman of the Board


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                                  EXHIBIT INDEX

Exhibit
No.                           Description
--------------------------------------------------------------------------------

*2 Debtors' Third Amended Joint Plan of Reorganization filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on April 25, 2000.

*99.1 Debtors' Second Amended Joint Disclosure Statement [Proposed] filed by
      CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on April 25, 2000.

*99.2 Press Release issued by CRIIMI MAE Inc. on April 26, 2000.

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*Filed herewith.


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